MERRILL LYNCH
NORTH CAROLINA
MUNICIPAL
BOND FUND




FUND LOGO




Annual Report

July 31, 1998



This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund unless accompanied or preceded by the Fund's current prospectus. Past performance results shown in this report should not be considered a representation of future performance. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Statements and other information herein are as dated and are subject to change.



Merrill Lynch North Carolina
Municipal Bond Fund
Merrill Lynch Multi-State
Municipal Series Trust
Box 9011
Princeton, NJ
08543-9011




Printed on post-consumer recycled paper




Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998




TO OUR SHAREHOLDERS

The Municipal Market Environment
During the six months ended July 31, 1998, long-term tax-exempt revenue bond yields were little changed. Throughout the period, the near absence of inflationary pressures continued to support low interest rates. However, consistently strong domestic economic growth has caused some investors to fear that the Federal Reserve Board will be forced eventually to raise short-term interest rates. Such action would be taken to ensure that the US economy's present rate of growth would decelerate before any inflationary pressures could develop. These concerns pushed bond yields modestly higher by late April.

However, the weakening financial conditions in many Asian countries subsequently calmed investor fears of Federal Reserve Board intervention, and fixed-income prices again moved higher. Long-term uninsured municipal bond yields, as measured by the Bond Buyer Revenue Bond Index, rose less than 5 basis points (0.05%) to end the July quarter at 5.36%. As in late 1997 and early 1998, US Treasury bond yields benefited from a "flight to quality" as foreign investors were drawn to the relative safe haven of US Government securities. Long-term US Treasury bond yields declined approximately 10 basis points to end the July quarter at 5.71%.

Thus far in 1998, the municipal bond market has experienced unexpectedly strong supply pressures. These supply pressures have prevented tax-exempt bond yields from declining as much as US Treasury bond yields. During the first six months of 1998, more than $153 billion in new tax-exempt bonds were underwritten, an increase of almost 50% compared to the same period a year ago. During the quarter ended July 31, 1998, municipalities issued over $75 billion in new securities, an increase of more than 35% compared to the same three-month period in 1997. Additionally, corporate issuers have also viewed current interest rate levels as an opportunity to issue significant amounts of taxable securities. Thus far in 1998, over $500 billion in investment-grade corporate bonds have been underwritten, an increase of more than 70% compared to the same period a year ago. This sizeable corporate bond issuance has tended to both support generally higher fixed-income yields and reduce the demand for tax-exempt bonds.

However, the recent pace of new municipal bond issuance is unlikely to be maintained. Continued increases in bond issuance will require lower and lower tax-exempt bond yields to generate the economic savings necessary for additional municipal bond refinancings. Preliminary estimates for 1998 total municipal bond issuance are in the $200 billion--$225 billion range. These estimates suggest that recent supply pressures are likely to abate later in the year. Earlier this year, municipal bond investors received approximately $30 billion in coupon payments, bond maturities and proceeds from early redemptions. The demand generated by these assets has helped to offset the increase in supply seen thus far in 1998.

The continued impact of the Asian financial crisis on the US domestic economy's future growth remains unclear. Current Asian economic conditions continue to reflect ongoing weakness. Recent trade data indicated that reduced US exports to these countries may have lowered US economic growth by as much as 2% in the first quarter of 1998. Since further trade deterioration is possible in the coming months, we do not believe that the Federal Reserve Board will be willing to raise interest rates, barring a dramatic and unexpected resurgence of domestic inflation.

These factors suggest that over the near term, interest rates are unlikely to rise by any appreciable amount. Recent supply pressures have caused municipal bond yield ratios to rise relative to US Treasury bond yields. At July 31, 1998, long-term tax-exempt bond yields were at attractive yield ratios relative to US Treasury securities of comparable maturities (over 90%), well in excess of their expected range of 85%--88%. Tax-exempt bond yield ratios rarely exceeded 90% in the 1980s and 1990s. Previous instances have usually been associated with potential changes in Federal tax code that would have adversely affected the tax-favored status of municipal bonds. The present situation has developed largely because of a temporary supply imbalance. These imbalances should soon be corrected as tax-exempt bond issuance slows from its current rapid pace later this year. Any further pressure on the municipal market may well represent a very attractive investment opportunity.




Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998




Portfolio Strategy
During the six months ended July 31, 1998, our investment outlook for Merrill Lynch North Carolina Municipal Bond Fund was basically constructive. The deterioration in the Asian economies helped keep interest rates low, even in the face of strong domestic economic growth. This combination of strong growth and low inflation has kept bond yields within a rather narrow trading range over the past six months.

Issuance of new North Carolina tax-exempt municipal bonds was just over $2.7 billion during the six-month period ended July 31, 1998. This represents an increase of more than 40% compared to the same six-month period a year ago. Additionally, the majority of new issuance in North Carolina was dominated by current coupons and lesser call protection. We do not view such securities as attractive additions to the Fund's portfolio.

Looking ahead, we expect to continue to maintain our fully invested position and our constructive portfolio strategy to seek to benefit from a lower interest rate environment. However, anticipated lack of new issuance in North Carolina may curtail our ability to execute this strategy.

Fiscal Year in Review
During the fiscal year ended July 31, 1998, total municipal issuance increased by more than 40% compared to the same period last year, while North Carolina municipal issuance increased by more than 20% over the same period. Both the tax-exempt and US Treasury markets experienced a decline in yields, although the greater increase in tax-exempt issuance resulted in municipal performance lagging that of US Treasury securities.

Given the narrow trading range of the municipal bond market, we maintained a slightly defensive strategy going into the second half of 1997. We believed that economic growth would resurge and the Federal Reserve Board would raise interest rates in order to keep inflation under control. However, in late October 1997, the Asian equity market turmoil created an increased demand for US Treasury securities, causing a rally in the bond market. In response to the Asian economic crisis and the continued domestic low inflation environment, we shifted the Fund to a more aggressive position by early November 1997. We remained constructive through July 31, 1998, participating in the continued bond market rally, which brought interest rates to their recent historic lows.

Throughout the fiscal year ended July 31, 1998, we maintained the Fund's fully invested position. These strategies produced total returns of +5.99%, +5.45%, +5.35% and +5.88% for the Fund's Class A, Class B, Class C and Class D Shares, respectively, for the year ended July 31, 1998. This compares to the Lipper Analytical Services, Inc. average total return of +5.47% for similar North Carolina tax-exempt funds during the same 12-month period.

In Conclusion
We appreciate your ongoing interest in Merrill Lynch North Carolina Municipal Bond Fund, and we look forward to assisting you with your financial needs in the months and years ahead.

Sincerely,



(Arthur Zeikel)
Arthur Zeikel
President



(Vincent R. Giordano)
Vincent R. Giordano
Senior Vice President



(Hugh T. Hurley III)
Hugh T. Hurley III
Vice President and Portfolio Manager



September 3, 1998



We are pleased to announce that Hugh T. Hurley III is responsible for the day-to-day management of Merrill Lynch North Carolina Municipal Bond Fund. Mr. Hurley has been employed by Merrill Lynch Asset Management, L.P. (an affiliate of the Fund's investment adviser) since 1996 as Vice President and since 1993 as Assistant Vice President.




Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998




PERFORMANCE DATA


About Fund Performance

Investors are able to purchase shares of the Fund through the Merrill Lynch Select Pricing SM System, which offers four pricing alternatives:

* Class A Shares incur a maximum initial sales charge (front-end load) of 4% and bear no ongoing distribution or account maintenance fees. Class A Shares are available only to eligible investors.

* Class B Shares are subject to a maximum contingent deferred sales charge of 4% if redeemed during the first year, decreasing 1% each year thereafter to 0% after the fourth year. In addition, Class B Shares are subject to a distribution fee of 0.25% and an account maintenance fee of 0.25%. These shares automatically convert to Class D Shares after approximately 10 years. (There is no initial sales charge for automatic share conversions.)

* Class C Shares are subject to a distribution fee of 0.35% and an account maintenance fee of 0.25%. In addition, Class C Shares are subject to a 1% contingent deferred sales charge if redeemed within one year of purchase.

* Class D Shares incur a maximum initial sales charge of 4% and an account maintenance fee of 0.10% (but no distribution fee).

None of the past results shown should be considered a representation of future performance. Figures shown in the "Recent Performance Results" and "Average Annual Total Return" tables assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. Investment return and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Dividends paid to each class of shares will vary because of the different levels of account maintenance, distribution and transfer agency fees applicable to each class, which are deducted from the income available to be paid to shareholders.




Recent Performance Results*
                                                                                                                  Standardized
                                                                       12 Month       3 Month    Since Inception  30-Day Yield
                                                                     Total Return   Total Return   Total Return  As of 7/31/98
ML North Carolina Municipal Bond Fund Class A Shares                     +5.99%         +2.39%        +48.43%          4.01%
ML North Carolina Municipal Bond Fund Class B Shares                     +5.45          +2.35         +44.24           3.66
ML North Carolina Municipal Bond Fund Class C Shares                     +5.35          +2.23         +32.12           3.57
ML North Carolina Municipal Bond Fund Class D Shares                     +5.88          +2.45         +34.80           3.91

*Investment results shown do not reflect sales charges; results shown would be lower if a sales charge was included. Total investment returns are based on changes in net asset values for the periods shown, and assume reinvestment of all dividends and capital gains distributions at net asset value on the payable date. The Fund's inception dates are: Class A and Class B Shares, 9/25/92; and Class C and Class D Shares, 10/21/94.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998




PERFORMANCE DATA (continued)

Total Return Based on a $10,000 Investment

A line graph depicting the growth of an investment in the Fund's
Class A Shares and Class B Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                             9/25/92       7/98

ML North Carolina Municipal Bond Fund++--
Class A Shares*                              $ 9,600      $14,250
ML North Carolina Municipal Bond Fund++--
Class B Shares*                              $10,000      $14,424
Lehman Brothers Municipal Bond
Index++                                      $10,000      $14,949


A line graph depicting the growth of an investment in the Fund's
Class C Shares and Class D Shares compared to growth of an investment in the Lehman Brothers Municipal Bond Index. Beginning and ending values are:

                                            10/21/94**     7/98

ML North Carolina Municipal Bond Fund++--
Class C Shares*                              $10,000      $13,212
ML North Carolina Municipal Bond Fund++--
Class D Shares*                              $ 9,600      $12,940
Lehman Brothers Municipal Bond
Index++                                      $10,000      $13,837

[FN]
   *Assuming maximum sales charge, transaction costs and other operating expenses, including advisory fees.
  **Commencement of operations.
  ++ML North Carolina Municipal Bond Fund invests primarily in long-term investment-grade obligations issued by or on behalf of the state of North Carolina, its political subdivisions, agencies and instrumentalities and obligations of other qualifying issuers.
++++This unmanaged Index consists of long-term revenue bonds, prerefunded bonds, general obligation bonds and insured bonds. The starting date for the Index in the Class A & Class B Shares graph is 9/30/92 and in the Class C & Class D Shares graph is 10/31/94.


    Past performance is not predictive of future performance.




Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998




PERFORMANCE DATA (concluded)


Average Annual Total Return

                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class A Shares*

Year Ended 6/30/98                         +8.87%         +4.51%
Five Years Ended 6/30/98                   +5.88          +5.02
Inception (9/25/92)
through 6/30/98                            +7.05          +6.30

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.



                                        % Return        % Return
                                       Without CDSC    With CDSC**

Class B Shares*

Year Ended 6/30/98                         +8.32%         +4.32%
Five Years Ended 6/30/98                   +5.35          +5.35
Inception (9/25/92)
through 6/30/98                            +6.51          +6.51

[FN]
 *Maximum contingent deferred sales charge is 4% and is reduced to 0%
  after 4 years.
**Assuming payment of applicable contingent deferred sales charge.



                                         % Return        % Return
                                       Without CDSC     With CDSC**

Class C Shares*

Year Ended 6/30/98                         +8.21%         +7.21%
Inception (10/21/94)
through 6/30/98                            +7.79          +7.79

[FN]
 *Maximum contingent deferred sales charge is 1% and is reduced to 0%
  after 1 year.
**Assuming payment of applicable contingent deferred sales charge.



                                     % Return Without % Return With
                                       Sales Charge    Sales Charge**

Class D Shares*

Year Ended 6/30/98                         +8.86%         +4.50%
Inception (10/21/94)
through 6/30/98                            +8.36          +7.17

[FN]
 *Maximum sales charge is 4%.
**Assuming maximum sales charge.




IMPORTANT TAX INFORMATION (unaudited)

All of the net investment income distributions paid monthly by Merrill Lynch North Carolina Municipal Bond Fund during its taxable year ended July 31, 1998 qualify as tax-exempt interest dividends for Federal income tax purposes.

Additionally, the following table summarizes the taxable ordinary income distributions paid by the Fund during the year:

    Record                Payable               Ordinary
     Date                   Date                 Income

   12/19/97               12/31/97              $.003184


There were no capital gains distributed by the Fund during the year.

Please retain this information for your records.




Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998



PORTFOLIO ABBREVIATIONS

To simplify the listings of Merrill Lynch North Carolina Municipal Bond Fund's portfolio holdings in the Schedule of Investments, we have abbreviated the names of many of the securities according to the list at right.

AMT        Alternative Minimum Tax (subject to)
COP        Certificates of Participation
HFA        Housing Finance Agency
S/F        Single-Family
UT         Unlimited Tax
VRDN       Variable Rate Demand Notes


SCHEDULE OF INVESTMENTS                                                                                   (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                              Issue                                                 (Note 1a)

North Carolina--88.0%
AA       Aa3         $2,250   Charlotte-Mecklenberg Hospital Authority, North Carolina, Health Care
                              System Revenue Bonds, Series A, 5.875% due 1/15/2026                              $  2,400

A        A2             500   Chatham County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Carolina Power and Light
                              Company), 6.30% due 6/15/2014                                                          535

                              Cumberland County, North Carolina, COP (Civic Center Project) (b):
AAA      Aaa          1,000      Refunding, 5% due 12/01/2024                                                        967
AAA      Aaa          1,000      Series A, 6.40% due 12/01/2004 (e)                                                1,135

AAA      Aaa          2,525   Gastonia, North Carolina, Combined Utilities System Revenue Refunding
                              Bonds, 4.75% due 5/01/2015 (c)                                                       2,443

AAA      Aa1          1,225   Greensboro, North Carolina, Public Improvement Bonds, UT, 4.75% due
                              4/01/2018                                                                            1,179

NR*      Baa1         1,500   Haywood County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority, Environmental Improvement Revenue Bonds
                              (Champion International Corporation Project), AMT, 6.25% due 9/01/2025               1,612

A        A2           3,500   Martin County, North Carolina, Industrial Facilities and Pollution
                              Control Financing Authority Revenue Bonds (Solid Waste Disposal--
                              Weyerhaeuser Company), AMT, 6.80% due 5/01/2024                                      3,886

AAA      Aaa            500   Morganton, North Carolina, Water and Sewer, UT, 5.70% due 6/01/2013 (g)                533

AAA      Aaa          1,500   New Hanover County, North Carolina, Hospital Revenue Bonds (New Hanover
                              Regional Medical Center Project), 5.75% due 10/01/2026 (b)                           1,587

AAA      Aaa          2,000   North Carolina Eastern Municipal Power Agency, Power System Revenue
                              Refunding Bonds, Series B, 5.875% due 1/01/2021 (c)                                  2,144

                              North Carolina Educational Facilities, Finance Agency Revenue Bonds:
AA+      Aa1          2,000      (Duke University Project), Series C, 6.75% due 10/01/2021                         2,175
AAA      NR*            900      Refunding (Elon College Project), 6.375% due 1/01/2007 (d)                          976



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998



SCHEDULE OF INVESTMENTS (concluded)                                                                       (in Thousands)
S&P      Moody's      Face                                                                                       Value
Ratings  Ratings     Amount                              Issue                                                 (Note 1a)

North Carolina (concluded)
                              North Carolina HFA, Revenue Bonds:
AA       Aa          $2,720      AMT, Series V, 6.80% due 9/01/2025                                             $  2,887
AA       Aa             660      Series U, 6.70% due 3/01/2018                                                       705

                              North Carolina HFA, S/F Revenue Bonds:
AA       Aa2          1,755      AMT, Series X, 6.70% due 9/01/2026                                                1,874
AA       Aa2          1,940      Series W, 6.50% due 3/01/2018                                                     2,076

AAA      Aaa          1,000   North Carolina Medical Care Commission, Health Care Facilities Revenue
                              Refunding Bonds (Novant Health Project), Series A, 5% due 10/01/2024 (c)               966

AAA      Aaa          2,500   North Carolina Medical Care Commission, Health System Revenue Bonds
                              (Catholic Health East), Series C, 5% due 11/15/2028 (b)                              2,418

                              North Carolina Medical Care Commission, Hospital Revenue Bonds:
AA-      Aa3          2,150      (First Health of the Carolinas), 4.75% due 10/01/2026                             1,987
AAA      Aaa            750      Refunding (Alamance Health Services Inc. Project), Series A, 6.375%
                                 due 8/15/2002 (a)(e)                                                                825
AAA      Aaa          1,180      Refunding (Alamance Regional Medical Center, Inc.), 5% due 8/15/2016 (a)          1,165

NR*      A            2,375   North Carolina State Educational Assistance Authority Revenue Bonds
                              (Guaranteed Student Loan), AMT, Series C, Sub-Lien, 6.35% due 7/01/2016              2,574

AA+      Aa           4,300   Raleigh, North Carolina, Combined Enterprise System Revenue Bonds, 5.125%
                              due 3/01/2022                                                                        4,285

AA-      NR*            700   Raleigh-Durham, North Carolina, Airport Authority, Special Facility
                              Revenue Refunding Bonds (American Airlines), VRDN, Series A, 3.70% due
                              11/01/2015 (f)                                                                         700

AA       Aa             800   University of North Carolina, Chapel Hill, Hospital Revenue Bonds (Board
                              of Governors), 6.375% due 2/15/2017                                                    868


Puerto Rico--12.9%

BBB+     Baa1         2,500   Puerto Rico Electric Power Authority, Power Revenue Refunding Bonds,
                              Series EE, 4.75% due 7/01/2024                                                       2,334

AA       Aa3          2,000   Puerto Rico Industrial, Medical and Environmental Pollution Control
                              Facilities, Financing Authority Revenue Bonds (Motorola Inc. Project),
                              Series A, 6.75% due 1/01/2014                                                        2,202

A        Baa1         2,045   Puerto Rico Public Buildings Authority, Guaranteed Government Facilities
                              Revenue Bonds, Series B, 5.25% due 7/01/2021                                         2,040

Total Investments (Cost--$49,014)--100.9%                                                                         51,478

Liabilities in Excess of Other Assets--(0.9%)                                                                       (460)
                                                                                                                --------
Net Assets--100.0%                                                                                              $ 51,018
                                                                                                                ========


(a)FSA Insured.
(b)AMBAC Insured.
(c)MBIA Insured.
(d)Connie Lee Insured.
(e)Prerefunded.
(f)The interest rate is subject to change periodically based upon prevailing market rates. The interest rate shown is the rate in effect at July 31, 1998.
(g)FGIC Insured.
  *Not Rated.
   Ratings of issues shown have not been audited by Deloitte & Touche LLP.

   See Notes to Financial Statements.




Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998



FINANCIAL INFORMATION


Statement of Assets and Liabilities as of July 31, 1998
Assets:             Investments, at value (identified cost--$49,014,076) (Note 1a)                          $ 51,477,672
                    Cash                                                                                          42,398
                    Receivables:
                      Interest                                                             $    774,794
                      Beneficial interest sold                                                   67,291          842,085
                                                                                           ------------
                    Prepaid registration fees and other assets (Note 1e)                                             933
                                                                                                            ------------
                    Total assets                                                                              52,363,088
                                                                                                            ------------

Liabilities:        Payables:
                      Securities purchased                                                    1,162,198
                      Beneficial interest redeemed                                               55,875
                      Dividends to shareholders (Note 1f)                                        34,910
                      Investment adviser (Note 2)                                                25,459
                      Distributor (Note 2)                                                       18,489        1,296,931
                                                                                           ------------
                    Accrued expenses and other liabilities                                                        47,945
                                                                                                            ------------
                    Total liabilities                                                                          1,344,876
                                                                                                            ------------

Net Assets:         Net assets                                                                              $ 51,018,212
                                                                                                            ============

Net Assets          Class A Shares of beneficial interest, $.10 par value,
Consist of:         unlimited number of shares authorized                                                   $     79,542
                    Class B Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                        338,016
                    Class C Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         22,960
                    Class D Shares of beneficial interest, $.10 par value,
                    unlimited number of shares authorized                                                         23,016
                    Paid-in capital in excess of par                                                          47,481,011
                    Undistributed realized capital gains on investments--net                                     610,071
                    Unrealized appreciation on investments--net                                                2,463,596
                                                                                                            ------------

                    Net assets                                                                              $ 51,018,212
                                                                                                            ============

Net Asset Value:    Class A--Based on net assets of $8,753,506 and 795,422 shares
                    of beneficial interest outstanding                                                      $      11.00
                                                                                                            ============
                    Class B--Based on net assets of $37,204,274 and 3,380,162 shares
                    of beneficial interest outstanding                                                      $      11.01
                                                                                                            ============
                    Class C--Based on net assets of $2,526,608 and 229,595 shares
                    of beneficial interest outstanding                                                      $      11.00
                                                                                                            ============
                    Class D--Based on net assets of $2,533,824 and 230,162 shares
                    of beneficial interest outstanding                                                      $      11.01
                                                                                                            ============

                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)

Statement of Operations
                                                                                                      For the Year Ended
                                                                                                           July 31, 1998
Investment Income   Interest and amortization of premium and discount earned                                $  2,845,716
(Note 1d):

Expenses:           Investment advisory fees (Note 2)                                      $    284,947
                    Account maintenance and distribution fees--Class B (Note 2)                 192,626
                    Professional fees                                                            56,761
                    Accounting services (Note 2)                                                 43,764
                    Printing and shareholder reports                                             41,108
                    Transfer agent fees--Class B (Note 2)                                        19,951
                    Account maintenance and distribution fees--Class C (Note 2)                  13,672
                    Custodian fees                                                                4,976
                    Pricing fees                                                                  4,350
                    Registration fees (Note 1e)                                                   3,690
                    Transfer agent fees--Class A (Note 2)                                         3,690
                    Trustees' fees and expenses                                                   2,942
                    Account maintenance fees--Class D (Note 2)                                    2,266
                    Amortization of organization expenses (Note 1e)                               1,550
                    Transfer agent fees--Class C (Note 2)                                         1,142
                    Transfer agent fees--Class D (Note 2)                                           955
                    Other                                                                         2,597
                                                                                           ------------
                    Total expenses                                                                               680,987
                                                                                                            ------------
                    Investment income--net                                                                     2,164,729
                                                                                                            ------------

Realized &          Realized gain on investments--net                                                          1,537,021
Unrealized Gain     Change in unrealized appreciation on investments--net                                       (930,814)
(Loss) on                                                                                                   ------------
Investments--Net    Net Increase in Net Assets Resulting from Operations                                    $  2,770,936
(Notes 1b, 1d & 3):                                                                                         ============


                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)


Statements of Changes in Net Assets
                                                                                                  For the Year
                                                                                                  Ended July 31,
Increase (Decrease) in Net Assets:                                                             1998             1997
Operations:         Investment income--net                                                 $  2,164,729     $  2,465,986
                    Realized gain on investments--net                                         1,537,021        1,451,500
                    Change in unrealized appreciation on investments--net                      (930,814)       1,158,014
                                                                                           ------------     ------------
                    Net increase in net assets resulting from operations                      2,770,936        5,075,500
                                                                                           ------------     ------------

Dividends &         Investment income--net:
Distributions to      Class A                                                                  (400,953)        (383,781)
Shareholders          Class B                                                                (1,571,462)      (1,906,705)
(Note 1f):            Class C                                                                   (90,652)         (77,565)
                      Class D                                                                  (101,662)         (97,935)
                    Realized gain on investments--net:
                      Class A                                                                    (2,557)              --
                      Class B                                                                   (11,105)              --
                      Class C                                                                      (640)              --
                      Class D                                                                      (602)              --
                                                                                           ------------     ------------
                    Net decrease in net assets resulting from dividends and
                    distributions to shareholders                                            (2,179,633)      (2,465,986)
                                                                                           ------------     ------------

Beneficial          Net decrease in net assets derived from beneficial interest
Interest            transactions                                                             (3,435,751)      (7,677,756)
Transactions                                                                               ------------     ------------
(Note 4):

Net Assets:         Total decrease in net assets                                             (2,844,448)      (5,068,242)
                    Beginning of year                                                        53,862,660       58,930,902
                                                                                           ------------     ------------
                    End of year                                                            $ 51,018,212     $ 53,862,660
                                                                                           ============     ============

                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)


Financial Highlights
The following per share data and ratios have been derived
from information provided in the financial statements                                       Class A
                                                                                  For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997      1996      1995       1994
Per Share           Net asset value, beginning of year                $  10.87   $  10.36  $  10.29  $  10.19   $  10.67
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .50        .51       .51       .54        .54
                    Realized and unrealized gain (loss) on
                    investments--net                                       .13        .51       .07       .10       (.42)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .63       1.02       .58       .64        .12
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.50)      (.51)     (.51)     (.54)      (.54)
                      Realized gain on investments--net                     --++       --        --        --         --
                      In excess of realized gain on
                      investments--net                                      --         --        --        --       (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.50)      (.51)     (.51)     (.54)      (.60)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.00   $  10.87  $  10.36  $  10.29   $  10.19
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.99%     10.17%     5.76%     6.60%      1.11%
Return:*                                                              ========   ========  ========  ========   ========


Ratios to           Expenses, net of reimbursement                        .90%       .80%      .75%      .71%       .50%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                              .90%       .88%      .90%      .93%       .96%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.59%      4.89%     4.92%     5.43%      5.14%
                                                                      ========   ========  ========  ========   ========
Supplemental        Net assets, end of year (in thousands)            $  8,753   $  8,542  $  8,043  $  9,256   $ 11,071
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 125.23%     94.59%    90.22%    52.33%     74.35%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.
                  ++Amount is less than $.01 per share.


                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
The following per share data and ratios have been derived
from information provided in the financial statements.                                      Class B
                                                                                  For the Year Ended July 31,
Increase (Decrease) in Net Asset Value:                                  1998       1997      1996     1995       1994
Per Share           Net asset value, beginning of year                $  10.88   $  10.36  $  10.29  $  10.19   $  10.67
Operating                                                             --------   --------  --------  --------   --------
Performance:        Investment income--net                                 .45        .46       .46       .49        .49
                    Realized and unrealized gain (loss) on
                    investments--net                                       .13        .52       .07       .10       (.42)
                                                                      --------   --------  --------  --------   --------
                    Total from investment operations                       .58        .98       .53       .59        .07
                                                                      --------   --------  --------  --------   --------
                    Less dividends and distributions:
                      Investment income--net                              (.45)      (.46)     (.46)     (.49)      (.49)
                      Realized gain on investments--net                     --++       --        --        --         --
                      In excess of realized gain on
                      investments--net                                      --         --        --        --       (.06)
                                                                      --------   --------  --------  --------   --------
                    Total dividends and distributions                     (.45)      (.46)     (.46)     (.49)      (.55)
                                                                      --------   --------  --------  --------   --------
                    Net asset value, end of year                      $  11.01   $  10.88  $  10.36  $  10.29   $  10.19
                                                                      ========   ========  ========  ========   ========

Total Investment    Based on net asset value per share                   5.45%      9.71%     5.21%     6.06%       .60%
Return:*                                                              ========   ========  ========  ========   ========

Ratios to           Expenses, net of reimbursement                       1.41%      1.31%     1.26%     1.22%      1.01%
Average                                                               ========   ========  ========  ========   ========
Net Assets:         Expenses                                             1.41%      1.39%     1.41%     1.44%      1.46%
                                                                      ========   ========  ========  ========   ========
                    Investment income--net                               4.08%      4.39%     4.41%     4.91%      4.64%
                                                                      ========   ========  ========  ========   ========

Supplemental        Net assets, end of year (in thousands).           $ 37,204   $ 41,137  $ 47,236  $ 49,978   $ 50,664
Data:                                                                 ========   ========  ========  ========   ========
                    Portfolio turnover                                 125.23%     94.59%    90.22%    52.33%     74.35%
                                                                      ========   ========  ========  ========   ========

                   *Total investment returns exclude the effects of sales loads.
                  ++Amount is less than $.01 per share.

                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (continued)


Financial Highlights (continued)
                                                                                                 Class C
                                                                                                                For the
                                                                                                                 Period
The following per share data and ratios have been derived                                                       Oct. 21,
from information provided in the financial statements.                                 For the Year            1994++ to
                                                                                      Ended July 31,            July 31,
Increase (Decrease) in Net Asset Value:                                         1998       1997        1996       1995
Per Share           Net asset value, beginning of period                      $  10.87   $  10.36    $  10.28   $   9.80
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .44        .45         .45        .37
                    Realized and unrealized gain on investments--net               .13        .51         .08        .48
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .57        .96         .53        .85
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.44)      (.45)       (.45)      (.37)
                      Realized gain on investments--net                             --++++     --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.44)      (.45)       (.45)      (.37)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  11.00   $  10.87    $  10.36   $  10.28
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.35%      9.50%       5.20%      8.87%+++
Return:**                                                                     ========   ========    ========   ========

Ratios to Average   Expenses, net of reimbursement                               1.51%      1.41%       1.37%      1.37%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     1.51%      1.49%       1.51%      1.57%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       3.98%      4.28%       4.29%      4.67%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  2,527   $  2,052    $  1,772   $    713
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         125.23%     94.59%      90.22%     52.33%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.

                    See Notes to Financial Statements.


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998


FINANCIAL INFORMATION (concluded)

Financial Highlights (concluded)
                                                                                               Class D
                                                                                                               For the
                                                                                                                Period
The following per share data and ratios have been derived                                                      Oct. 21,
from information provided in the financial statements.                                 For the Year           1994++ to
                                                                                      Ended July 31,           July 31,
Increase (Decrease) in Net Asset Value:                                         1998       1997        1996      1995
Per Share           Net asset value, beginning of period                      $  10.88  $   10.37    $  10.29   $   9.80
Operating                                                                     --------   --------    --------   --------
Performance:        Investment income--net                                         .49        .50         .50        .41
                    Realized and unrealized gain on investments--net               .13        .51         .08        .49
                                                                              --------   --------    --------   --------
                    Total from investment operations                               .62       1.01         .58        .90
                                                                              --------   --------    --------   --------
                    Less dividends and distributions:
                      Investment income--net                                      (.49)      (.50)       (.50)      (.41)
                      Realized gain on investments--net                             --++++     --          --         --
                                                                              --------   --------    --------   --------
                    Total dividends and distributions                             (.49)      (.50)       (.50)      (.41)
                                                                              --------   --------    --------   --------
                    Net asset value, end of period                            $  11.01   $  10.88    $  10.37   $  10.29
                                                                              ========   ========    ========   ========

Total Investment    Based on net asset value per share                           5.88%     10.05%       5.75%      9.39%+++
Return:**                                                                     ========   ========    ========   ========


Ratios to Average   Expenses, net of reimbursement                               1.00%       .90%        .85%       .85%*
Net Assets:                                                                   ========   ========    ========   ========
                    Expenses                                                     1.00%       .98%       1.00%      1.05%*
                                                                              ========   ========    ========   ========
                    Investment income--net                                       4.49%      4.79%       4.81%      5.28%*
                                                                              ========   ========    ========   ========

Supplemental        Net assets, end of period (in thousands)                  $  2,534   $  2,132    $  1,880   $  1,377
Data:                                                                         ========   ========    ========   ========
                    Portfolio turnover                                         125.23%     94.59%      90.22%     52.33%
                                                                              ========   ========    ========   ========

                   *Annualized.
                  **Total investment returns exclude the effects of sales loads. ++Commencement of operations.
                ++++Amount is less than $.01 per share.
                 +++Aggregate total investment return.


                    See Notes to Financial Statements.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998



NOTES TO FINANCIAL STATEMENTS

1. Significant Accounting Policies:
Merrill Lynch North Carolina Municipal Bond Fund (the "Fund") is part of Merrill Lynch Multi-State Municipal Series Trust (the "Trust"). The Fund is registered under the Investment Company Act of 1940 as a non-diversified, open-end management investment company. The Fund offers four classes of shares under the Merrill Lynch
Select Pricing SM System. Shares of Class A and Class D are sold with a front-end sales charge. Shares of Class B and Class C may be subject to a contingent deferred sales charge. All classes of shares have identical voting, dividend, liquidation and other rights and the same terms and conditions, except that Class B, Class C and Class D Shares bear certain expenses related to the account maintenance of such shares, and Class B and Class C Shares also bear certain expenses related to the distribution of such shares. Each class has exclusive voting rights with respect to matters relating to its account maintenance and distribution expenditures. The following is a summary of significant accounting policies followed by the Fund.

(a) Valuation of investments--Municipal bonds and other portfolio securities in which the Fund invests are traded primarily in the over-the-counter municipal bond and money markets and are valued at the last available bid price in the over-the-counter market or on the basis of yield equivalents as obtained from one or more dealers that make markets in the securities. Financial futures contracts and options thereon, which are traded on exchanges, are valued at their settlement prices as of the close of such exchanges. Short-term investments with remaining maturities of sixty days or less are valued at amortized cost, which approximates market value. Securities and assets for which market quotations are not readily available are valued at fair value as determined in good faith by or under the direction of the Board of Trustees of the Trust, including valuations furnished by a pricing service retained by the Trust, which may utilize a matrix system for valuations. The procedures of the pricing service and its valuations are reviewed by the officers of the Trust under the general supervision of the Trustees.

(b) Derivative financial instruments--The Fund may engage in various portfolio strategies to seek to increase its return by hedging its portfolio against adverse movements in the debt markets. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract.

* Financial futures contracts--The Fund may purchase or sell financial futures contracts and options on such futures contracts for the purpose of hedging the market risk on existing securities or the intended purchase of securities. Futures contracts are contracts for delayed delivery of securities at a specific future date and at a specific price or yield. Upon entering into a contract, the Fund deposits and maintains as collateral such initial margin as required by the exchange on which the transaction is effected. Pursuant to the contract, the Fund agrees to receive from or pay to the broker an amount of cash equal to the daily fluctuation in value of the contract. Such receipts or payments are known as variation margin and are recorded by the Fund as unrealized gains or losses. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

(c) Income taxes--It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute substantially all of its taxable income to its shareholders. Therefore, no Federal income tax provision is required.

(d) Security transactions and investment income--Security transactions are recorded on the dates the transactions are entered into (the trade dates). Interest income is recognized on the accrual basis. Discounts and market premiums are amortized into interest income. Realized gains and losses on security transactions are determined on the identified cost basis.

(e) Deferred organization expenses and prepaid registration fees-- Deferred organization expenses are charged to expense on a straight-line basis over a period not exceeding five years. Prepaid registration fees are charged to expense as the related shares are issued.

(f) Dividends and distributions--Dividends from net investment income are declared daily and paid monthly. Distributions of capital gains are recorded on the ex-dividend dates.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998



NOTES TO FINANCIAL STATEMENTS (concluded)

2. Investment Advisory Agreement and
Transactions with Affiliates:
The Fund has entered into an Investment Advisory Agreement with Fund Asset Management, L.P. ("FAM"). The general partner of FAM is Princeton Services, Inc. ("PSI"), an indirect wholly-owned subsidiary of Merrill Lynch & Co., Inc. ("ML & Co."), which is the limited partner. The Fund has also entered into a Distribution Agreement and Distribu-tion Plans with Merrill Lynch Funds Distributor ("MLFD" or "Distributor"), a division of Princeton Funds Distributor, Inc. ("PFD"), which is a wholly-owned subsidiary of Merrill Lynch Group, Inc.

FAM is responsible for the management of the Fund's portfolio and provides the necessary personnel, facilities, equipment and certain other services necessary to the operations of the Fund. For such services, the Fund pays a monthly fee based upon the average daily value of the Fund's net assets at the following annual rates: 0.55% of the Fund's average daily net assets not exceeding $500 million; 0.525% of average daily net assets in excess of $500 million but not exceeding $1 billion; and 0.50% of average daily net assets in excess of $1 billion.

Pursuant to the Distribution Plans adopted by the Fund in accordance with Rule 12b-1 under the Investment Company Act of 1940, the Fund pays the Distributor ongoing account maintenance and distribution fees. The fees are accrued daily and paid monthly at annual rates based upon the aver-age daily net assets of the shares as follows:


                                           Account      Distribution
                                       Maintenance Fee      Fee

Class B                                     0.25%          0.25%
Class C                                     0.25%          0.35%
Class D                                     0.10%           --


Pursuant to a sub-agreement with the Distributor, Merrill Lynch, Pierce, Fenner & Smith Inc. ("MLPF&S"), a subsidiary of ML & Co., also provides account maintenance and distribution services to the Fund. The ongoing account maintenance fee compensates the Distributor and MLPF&S for providing account maintenance services to Class B, Class C and Class D shareholders. The ongoing distribution fee compensates the Distributor and MLPF&S for providing shareholder and distribution-related services to Class B and Class C shareholders.

For the year ended July 31, 1998, MLFD earned underwriting discounts and MLPF&S earned dealer concessions on sales of the Fund's Class A and Class D Shares as follows:


                             MLFD     MLPF&S

Class A                      $173     $2,357
Class D                      $436     $5,539


For the year ended July 31, 1998, MLPF&S received contingent deferred sales charges of $42,567 and $219 relating to transactions in Class B and Class C Shares, respectively.

Financial Data Services, Inc. ("FDS"), a wholly-owned subsidiary of ML & Co., is the Fund's transfer agent.

Accounting services are provided to the Fund by FAM at cost.

Certain officers and/or trustees of the Fund are officers and/or directors of FAM, PSI, FDS, PFD, and/or ML & Co.

3. Investments:
Purchases and sales of investments, excluding short-term securities, for the year ended July 31, 1998 were $63,104,109 and $65,119,238, respectively.

Net realized gains for the year ended July 31, 1998 and unrealized gains as of July 31, 1998 were as follows:


                                     Realized     Unrealized
                                      Gains         Gains

Long-term investments.            $ 1,537,021    $ 2,463,596
                                  -----------    -----------
Total                             $ 1,537,021    $ 2,463,596
                                  ===========    ===========


As of July 31, 1998, net unrealized appreciation for Federal income tax purposes aggregated $2,463,596, of which $2,521,920 was related to appreciated securities and $58,324 was related to depreciated securities. The aggregate cost of investments at July 31, 1998 for Federal income tax purposes was $49,014,076.

4. Beneficial Interest Transactions:
Net decrease in net assets derived from beneficial interest transactions was $3,435,751 and $7,677,756 for the years ended July 31, 1998 and July 31, 1997, respectively.



Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998



Transactions in shares of beneficial interest for each class were as follows:


Class A Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           124,471    $ 1,355,634
Shares issued to share-
holders in reinvestment of
dividends and distributions            21,812        238,394
                                  -----------    -----------
Total issued                          146,283      1,594,028
Shares redeemed                      (136,396)    (1,489,167)
                                  -----------    -----------
Net increase                            9,887    $   104,861
                                  ===========    ===========


Class A Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           270,339    $ 2,840,283
Shares issued to share-
holders in reinvestment of
dividends                              19,995        209,655
                                  -----------    -----------
Total issued                          290,334      3,049,938
Shares redeemed                      (280,995)    (2,952,777)
                                  -----------    -----------
Net increase                            9,339    $    97,161
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                           435,471    $ 4,752,873
Shares issued to share-
holders in reinvestment of
dividends and distributions            75,510        825,183
                                  -----------    -----------
Total issued                          510,981      5,578,056
Automatic conversion of
shares                                 (4,284)       (57,714)
Shares redeemed                      (908,721)    (9,881,981)
                                  -----------    -----------
Net decrease                         (402,024)   $(4,361,639)
                                  ===========    ===========


Class B Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                           433,279    $ 4,563,112
Shares issued to share-
holders in reinvestment of
dividends                              93,482        979,826
                                  -----------    -----------
Total issued                          526,761      5,542,938
Automatic conversion of
shares                                (19,775)      (208,529)
Shares redeemed                    (1,282,597)   (13,453,017)
                                  -----------    -----------
Net decrease                         (775,611)   $(8,118,608)
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            70,224    $   764,628
Shares issued to share-
holders in reinvestment of
dividends and distributions             3,214         35,146
                                  -----------    -----------
Total issued                           73,438        799,774
Shares redeemed                       (32,508)      (355,671)
                                  -----------    -----------
Net increase                           40,930    $   444,103
                                  ===========    ===========


Class C Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            55,606    $   588,031
Shares issued to share-
holders in reinvestment of
dividends                               2,481         26,004
                                  -----------    -----------
Total issued                           58,087        614,035
Shares redeemed                       (40,463)      (423,014)
                                  -----------    -----------
Net increase                           17,624    $   191,021
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1998                   Shares        Amount

Shares sold                            53,147    $   573,421
Automatic conversion of
shares                                  4,284         57,714
Shares issued to share-
holders in reinvestment of
dividends and distributions             4,392         48,065
                                  -----------    -----------
Total issued                           61,823        679,200
Shares redeemed                       (27,648)      (302,276)
                                  -----------    -----------
Net increase                           34,175    $   376,924
                                  ===========    ===========


Class D Shares for the Year                         Dollar
Ended July 31, 1997                   Shares        Amount

Shares sold                            16,824    $   178,245
Automatic conversion of
shares                                 19,775        208,529
Shares issued to share-
holders in reinvestment of
dividends                               4,050         42,482
                                  -----------    -----------
Total issued                           40,649        429,256
Shares redeemed                       (26,015)      (276,586)
                                  -----------    -----------
Net increase                           14,634    $   152,670
                                  ===========    ===========




Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998


<AUDIT-REPORT>
INDEPENDENT AUDITORS' REPORT

The Board of Trustees and Shareholders,
Merrill Lynch North Carolina Municipal Bond
Fund of Merrill Lynch Multi-State Municipal
Series Trust:

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Merrill Lynch North Carolina Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the related statements of operations for the year then ended and changes in net assets for each of the years in the two-year period then ended, and the financial highlights for each of the years in the five-year period then ended. These financial statements and the financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and the financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our proce-dures included confirmation of securities owned at July 31, 1998 by correspondence with the custodian and broker. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, such financial statements and financial highlights present fairly, in all material respects, the financial position of Merrill Lynch North Carolina Municipal Bond Fund of Merrill Lynch Multi-State Municipal Series Trust as of July 31, 1998, the results of its operations, the changes in its net assets, and the financial highlights for the respective stated periods in conformity with generally accepted accounting principles.


Deloitte & Touche LLP
Princeton, New Jersey
September 8, 1998
</AUDIT-REPORT>


Merrill Lynch North Carolina Municipal Bond Fund
July 31, 1998


OFFICERS AND TRUSTEES

Arthur Zeikel, President and Trustee
James H. Bodurtha, Trustee
Herbert I. London, Trustee
Robert R. Martin, Trustee
Joseph L. May, Trustee
Andre F. Perold, Trustee
Terry K. Glenn, Executive Vice President
Vincent R. Giordano, Senior Vice President
Donald C. Burke, Vice President
Hugh T. Hurley III, Vice President
Kenneth A. Jacob, Vice President
Gerald M. Richard, Treasurer
Robert E. Putney, III, Secretary

Custodian
State Street Bank and Trust Company
P.O. Box 351
Boston, MA 02101

Transfer Agent
Financial Data Services, Inc.
4800 Deer Lake Drive East
Jacksonville, FL 32246-6484
(800) 637-3863